RELEASE AND SATISFACTION

This RELEASE AND SATISFACTION, dated as of September 18, 2014 (the “Release”), is between TRITON EMISSION SOLUTIONS INC., a corporation incorporated in the State of Delaware (the “Borrower”) (formerly known as POLYSHIELD TECHNOLOGIES INC.  FKA GLOBETRAC INC.), and ACAMAR INVESTMENTS, INC. (the “Lender”), a corporation incorporated in the State of Washington.

Whereas, Borrower and Lender executed that certain Loan Agreement dated as of April 19, 2012, as amended by Amendment No. 1 to Loan Agreement and Promissory Note dated as of November 16, 2012 (together the “Loan Agreement”), and that certain Security Agreement dated as of April 19, 2012 (the “Security Agreement”), and Borrower executed in favor of Lender that certain Promissory Note dated as of April 19, 2012 in the original principal amount of Two Hundred and Sixty Thousand U.S. Dollars (US $260,000) and that certain Promissory Note dated as of November 16, 2012 in the original principal amount of Twenty Five Thousand U.S. Dollars (US $25,000) (together the “Notes” and, together with the Loan Agreement and Security Agreement, the “Loan Documents”), that set forth the terms and conditions of loans made to Borrower by Lender.

Whereas, Lender has made additional loans to Borrower as follows:

1)

$ 40,000 on Feb 5, 2013

2)

$7,500 on Apr 5, 2013

3)

$7,000 on May 13, 2013

4)

$38,000 on Aug 30, 2013

5)

$3,187.5 on Jan 1, 2014

Whereas, a UCC Financing Statement was filed in Delaware under Filing No. 2012 1517996 (“Financing Statement”), which secured Lender’s position as to the Collateral (as defined in the Security Agreement).

Whereas, Borrower has indicated to Lender that no later than September 19, 2014, Borrower will pay to Lender the sum of Three Hundred Thousand U.S. Dollars (US $300,000) (“Funds”) and Borrower wishes to be released from its obligations under the Loan Documents and with respect to all of the foregoing loans described above from Lender to Borrower (“Loans”).

Whereas, Lender is willing to release Borrower from its obligations under the Loan Documents and for all of the Loans upon satisfaction in full of Borrower’s obligations as set forth herein.

Therefore, Lender and Borrower hereby agree as follows:

1)

On or before September 19, 2014, Borrower shall pay to Lender’s counsel in trust, via wire transfer in accordance with Lender’s instructions, the Funds, receipt of which shall be acknowledged by Lender’s counsel.

2)

Upon (a) execution and delivery of this Release by all parties and (b) receipt of the Funds by Lender’s counsel in accordance with Paragraph (1), Lender’s counsel shall be authorized to pay over and deliver the Funds to Lender.

3)

In consideration of the payment described, Lender and its successors and assigns shall hereby release, remise, and forever discharge Borrower and its successors and assigns, and Borrower and its successors and assigns shall hereby release, remise, and forever discharge Lender and its successors and assigns, of and from any and every obligation, duty, responsibility, action, cause, claims or demands of any kind, nature or description, at law or equity or created by agreement or statute which it now has or which its successors and assigns hereafter can, shall, or may have arising under or relating to the Loans and the Loan Documents and the transactions reflected therein.

4)

Within ten (10) days of Paragraph (2) of this Release having being satisfied, Lender shall file a UCC-3 amendment to effectuate termination of the Financing Statement.

5)

If Paragraphs (1) and (2) of this Release are not fully satisfied as required herein by September 19, 2014, this Release shall be deemed ineffective, notwithstanding whether it has been partially or fully executed by the parties hereto, and the Loans and the Loan Documents shall remain in full force and effect, and the Funds shall be returned to Borrower in accordance with Borrower’s instructions.

Each party hereby represents and warrants that this Release is within its powers, has been duly authorized, and does not conflict with any of its organizational papers.

Lender hereby represents and warrants that Borrower has no other indebtedness or obligations to it or to any of its affiliates, officers, directors, or shareholders and, for the avoidance of doubt, hereby grants a release of any such indebtedness or obligations.  This does not include nor affect (a) any stock or equity interests of Lender or any of its affiliates in Borrower which may be held by Lender or its affiliates,  nor (b) obligations of any officers, directors, or shareholders of Borrower, all of which are and shall be unaffected by this Release.

This Release may be executed in as many counterparts as necessary or convenient, and by the parties on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.  Signatures of the parties may be transmitted by facsimile (or other electronic transmission including email of a PDF signature) and shall be deemed to be original signatures for all purposes. At the request of a party, the parties will confirm facsimile transmitted (or other electronic transmission including email of a PDF signature) signatures by signing an original document.

STATUTE OF FRAUDS DISCLOSURE. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

[signature page follows]

This Release and Satisfaction is dated as of the date first written above.

BORROWER:

TRITON EMISSION SOLUTIONS INC.

Per:/s/ Rasmus Norling

      Rasmus Norling - C.E.O.

Address where notices to the Borrower are to be sent:

Triton Emission Solutions Inc.

610 – 1100 Melville Street

Vancouver, British Columbia

CANADA  V6E 4A6

LENDER:

ACAMAR INVESTMENTS, INC.

Per:/s/ Bernie Van Maren

      Bernie Van Maren - Secretary

Address where notices to the Lender are to be sent:

Acamar Investments, Inc.

45793 Luckakuck Way, Suite 202

Chilliwack, British Columbia

CANADA  V2R 5S3